Deutsche Bank Global Financial Services Conference May 26, 2020 Don McCree Vice Chairman, Head of Commercial Banking Exhibit 99.1

Forward-looking statements and use of key performance metrics and non-GAAP financial measures Forward-Looking Statements. This document contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends, as well as the potential effects of the COVID-19 pandemic on our business, operations, financial performance and prospects, are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals; The COVID-19 pandemic and its effects on the economic and business environments in which we operate; Our ability to meet heightened supervisory requirements and expectations; Liabilities and business restrictions resulting from litigation and regulatory investigations; Our capital and liquidity requirements (including under regulatory capital standards, such as the U.S. Basel III capital rules) and our ability to generate capital internally or raise capital on favorable terms; The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses; A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; and Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. Further, statements about the effects of the COVID-19 pandemic on our business, operations, financial performance and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Further, statements about the estimated impact of CECL are forward-looking statements and are subject to the risk that the actual impact of CECL may differ, possibly materially, from what is reflected in those statements due to, among other things, changes in macroeconomic conditions and any of the other variables discussed on page 6, as well as changes based on continuing review of models and assumptions. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the period ended March 31, 2020. Key Performance Metrics and Non-GAAP Financial Measures and Reconciliations Key Performance Metrics: Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our Registration Statements on Form S-1 and our external financial reports filed with the Securities and Exchange Commission. The KPMs include: Return on average tangible common equity (ROTCE); Efficiency ratio; Operating leverage; and Common equity tier 1 capital ratio. Established targets for the KPMs are based on Management-reporting results which are currently referred to by the Company as “Underlying” results. In historical periods, these results may have been referred to as “Adjusted” or “Adjusted/Underlying” results. We believe that Underlying results, which exclude notable items, provide the best representation of our underlying financial progress toward the KPMs as the results exclude items that our Management does not consider indicative of our on-going financial performance. We have consistently shown investors our KPMs on a Management-reporting basis since our initial public offering in September of 2014. KPMs that reflect Underlying results are considered non-GAAP financial measures. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as Underlying results and Underlying excluding the impact of COVID-19 on the provision for credit losses. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The Appendix presents reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Underlying excluding the impact of COVID-19 on the provision for credit losses reflects information valuable to investors given the outsized impact of the pandemic which is not expected to have a similar ongoing impact to our results given the timing of the impact of adoption of CECL and the unprecedented nature of the COVID-19 pandemic Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

Key messages

- Serving and advising clients through COVID-19 crisis with broadened capabilities, superior idea generation and execution, and service excellence
  - Opportunities to help clients manage their funding and liquidity needs
  - Line draws of $7.2 billion funded in 1Q20, down ~10% - 15% through April 30th; working with ~1,000 clients seeking flexibility on loan terms and conditions
- Continuing prudent and disciplined portfolio management
  - Active outreach to clients; focused on companies most heavily impacted by COVID-19 and low energy prices
  - Robust client-level cash flow analysis performed on these companies to inform underlying strategies
  - Highly granular and diversified portfolio in terms of geography, industry and asset class
- Building a stronger and more diversified business model
  - Enhanced coverage model, expanded geographic reach and solution sets, strengthening fee income with integrated approach
- Utilizing Tapping Our Potential ("TOP") and Balance Sheet Optimization ("BSO") programs to drive efficiencies and improve returns

Citizens Financial Group, Inc.
3

Market observations and opportunities Geographic & Industry Lending & Deposits Capital & Global Markets Well positioned to take advantage of turnaround; substantial corporate finance and M&A advisory capabilities to help clients with balance sheet reconstruction and capital restructuring Investment grade bond market opened up faster than expected; modest increases in high yield activity; lower loan syndication volumes Strong activity in interest rate products as clients manage current increased liquidity positions Line draws stabilized; working with clients at relationship level to meet needs, participating in government stimulus programs Successful at converting line draws to deposits Well positioned to address client cash management needs with enhanced Treasury Solutions capabilities Proactive deposit pricing discipline Continuing diversification and expansion strategies Enhanced opportunities to serve clients virtually Evaluating industries based on COVID-19 impacts and growth potential Helping clients manage their funding and liquidity needs in a challenging environment Near-term fee opportunities muted by impact of COVID-19 on market levels

Supporting clients impacted by COVID-19

Actively engaging with clients to provide assistance while prudently managing risk

Commercial Banking utilization


37%
50%
48%
2/29/20
3/31/20
4/30/20

Highlights

- Line draws of $7.2 billion funded in 1Q20
  - Usage highest in industries most impacted by COVID-19
  - ~60% investment-grade clients
  - ~60% of line draws converted to deposits
  - 1Q20 line draws down ~10% - 15% through April 30th
- ~1,000 Commercial Banking customers seeking flexibility on loan terms and conditions
  - Granted temporary principal and interest deferrals represent ~3% of the Commercial Banking portfolio(1)
  - Includes covenant waivers, mostly to allow for PPP application

See page 14 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.
5

Diversified portfolio with prudent credit discipline

$s in billions

Industry sectors	1Q20	% of Total CFG
Real Estate and Rental and Leasing	$ 13.8	11 %
Retail and hospitality	2.5	2
Finance and Insurance	6.9	5
Accommodation and Food Services	4.5	4
Accommodation	*1.6*	*1*
Food Services and Drinking Places	*2.9*	*2*
Health, Pharma, Social Assistance	3.9	3
Professional, Scientific, and Technical Services	3.6	3
Information	3.1	2
Retail Trade	3.1	2
Other Manufacturing	3.0	2
Wholesale Trade	3.0	2
Energy & Related	3.0	2
Metals & Mining	2.5	2
Other Services	2.0	2
Admin and Waste Mgmt	1.8	1
Arts, Entertainment, and Recreation	1.7	1
Transportation and Warehousing	1.7	1
Automotive	1.6	1
Computer, Electrical Equipment, Appliance, and Component Manufacturing	1.5	1
Consumer Products Manufacturing	1.4	1
Chemicals	1.3	1
All others[(1)]	2.8	2
Total Commercial [(2)]	$ 66.4	52 %

Highlights

Overall

- Highly granular and diversified portfolio in terms of geography, industry and asset class
  - Experienced leadership team focused on portfolios most heavily impacted by COVID-19 and low energy prices
  - Robust client-level cash flow analysis performed on each segment to inform underlying strategies

Industries of Market Concern (Boxed) ~11% of Total CFG

Potential risk mitigants include:

- CRE Retail and Hospitality is well diversified geographically with some markets expected to perform better than others over time
- ~75% of Food Services in fast/fast casual concepts – likely better positioned to manage social distancing via take out and drive-through
- ~60% of Retail Trade is lower risk gas stations, convenience stores and other essential services expected to recover more quickly
- ~63% of Energy & Related in less-price sensitive sectors
  - Significant client hedges in place for more price sensitive areas, ~78% of price risk is hedged through YE20, with ~58% through YE21
- ~50% of Arts, Entertainment & Recreation Sports to sports teams and stadiums
  - Low historic loss rates given contractual revenues from cable broadcasters

See page 14 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.

6

Building a stronger and more diversified business model

Enhanced coverage model, expanded geographic reach & solution sets, strengthening fee income with integrated approach

Enhanced coverage model & expansion strategy	Delivering strong client acquisition and prudent loan growth	↑ ~50% Net new clients since 2015
Expanded geographic reach & solution sets	Growth in mid-corporate client base driven by geographic expansion Significantly deepening relationships and solution sets for core middle market clients Built out a strong corporate finance advisory model with deep expertise in multiple industries	

Strengthened fee income capabilities with integrated approach

- Gaining share, posting wins vs. mega-banks
- Robust FX and interest rate capabilities
- Multiple-products cross sold to our clients: ~70%
- M&A advisory professionals: 80+

Citizens Financial Group, Inc.

7

Commercial Banking initiatives help drive enterprise performance Continued expansion into growth markets Integrating digital offerings for small business customers Broadening advisory capabilities via organic investments and selective acquisitions Continuing to expand corporate finance, M&A, and hedging offerings Positioning for further growth with TOP 6 Program & other revenue initiatives Enhancing returns through Balance Sheet Optimization Loan portfolio Reposition/optimize loan mix across categories Recycle capital with a focus on deepening relationships Careful client selection Exit low-return relationships Continue to reposition Asset Finance Deposits Optimize deposit mix with a focus on lower-cost categories. Focus on operational deposits & further enhance product suite Dedicated liquidity-specialist team focused on growing client deposits Anticipate launching liquidity portal in 2H 2020

Looking forward Commercial Banking is well-positioned for continued growth and improving returns Addressing modification requests and monitoring clients closely Continuing prudent and disciplined portfolio management Diversified business model delivering strong performance TOP 6 and other revenue initiatives designed to add new capabilities; further BSO initiatives to improve returns Assessing new opportunities arising from current environment Managing through the current environment while building a strong franchise Confident we will emerge well-positioned to deliver for all stakeholders

Appendix

Continuing to grow relationships in Global and Capital Markets

$s in millions

Continued progress in diversifying fee income

Lead relationship growth(1)


~14% CAGR
122
149
192
210
206
55%
45%
56%
44%
48%
52%
54%
46%
48%
52%
2015
2016
2017
2018
2019
Lead left
JLA

Capital & Global Markets fee income


~18% CAGR
$180
$224
$289
$289
$353
2015
2016
2017
2018
2019
FX
IRP
Capital Markets

Highlights

- Record fee income in 2019, Capital and Global Markets up 96% from 2015
  - Strong underlying performance in Capital and Global Markets in 1Q20
- Record lead left loan syndication transactions in 2019, up 95% from 2015
  - #3 overall middle market loan syndications & sponsored middle market bookrunner(2)
- Significantly expanded M&A business
- Nearly tripled increase in interest rate product lead deal revenue since 2016
- ~75% of lead/joint lead clients cross-sold Treasury Solutions products from 2015-2019

See page 14 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.

11

Enhancing Treasury Solutions capabilities

$s in millions

Enhanced focus on digital experience, product upgrades, sales effectiveness & client service

Treasury Solutions Commercial Banking fees[1]



~5% CAGR
$115
$128
$135
$140
$140
CAGR
~14%
~3%
2015
2016
2017
2018
2019
Cash management
Cards

2nd year in a row best Treasury & Cash Management provider for Northeast, Mid-Atlantic & Midwest[2]

Highlights

- Investments continue to drive momentum
  - Completed re-platforming online channel, accessOptima™
  - Improving suite of capabilities with Real-Time Payments, integrated payables and receivables, and Liquidity Portal
  - Focusing on differentiated deposit capabilities with tailored offerings for specific sectors

See page 14 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.

12

Continued prudent credit discipline and portfolio management $56.9 $65.6 B- and lower B+ to B BB+ to BB- AAA+ to BBB- Granular/diverse core commercial portfolio; bond equivalent risk-ratings improved YoY(1,2) $s in billions Disciplined capital allocation and risk appetite Highly granular and diversified portfolio in terms of geography, industry and asset class Robust client-level cash flow analysis performed on each segment to inform underlying strategies Experienced leadership team focused on portfolios most heavily impacted by COVID-19 and low energy prices Focused client selection, especially in sponsor and CRE Not chasing volume, passing on many deals Continue to gain share in mid-corporate segment with generally higher ratings Remain underweight CRE vs. peers by ~3 points Highlights See page 14 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items.

Notes

Notes on Key Performance Metrics and Non-GAAP Financial Measures

See important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, at the beginning of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. "Underlying" or "Adjusted" results exclude the impact of notable items. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. References to "Underlying results before the impact of Acquisitions" exclude the impact acquisitions that occurred after second quarter 2018 and notable items, as applicable.

General Notes

a) References to net interest margin are on a fully taxable equivalent ("FTE") basis. In 1Q19, Citizens changed its quarterly presentation of net interest income and net interest margin (NIM). Consistent with our understanding of general peer practice, the Company simplified the calculation of its reported NIM to equal net interest income, annualized based on the actual number of days in the period, divided by average total interest earning assets for the period. Under the Company's prior methodology, NIM was calculated using the difference between the annualized yield on average total interest-earning assets and total interest-bearing liabilities for the period. The Company also began presenting both net interest income and NIM on an FTE basis. Prior periods have been revised consistent with the current presentation.
b) Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.
c) References to "Underlying results before the impact of Acquisitions" exclude the impact of acquisitions occurring after 2Q18 and notable items, as applicable. References to loan growth are on an average basis unless otherwise noted.
d) Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS.
e) Select totals may not sum due to rounding.
f) Any mention of EPS refers to diluted EPS.

Notes on slide 5- Supporting clients impacted by COVID-19
1. Granted temporary principal and interest deferrals through May 15, 2020 as a percentage of the March 31, 2020 Commercial Banking loan balance.

Notes on slide 6- Diversified portfolio prudent credit discipline
1. All other includes sectors with a balance less than 1% of total CFG loans.
2. See above general note e).

Notes on slide 11 - Continuing to grow relationships in Global and Capital Markets
1. Lead left and Joint Lead Arranger Transactions.
2. Thomson Reuters LPC, Loan syndication league table ranking for the prior twelve months as of 4Q19 based on number of deals for Overall U.S. Middle Market (defined as Borrower Revenues < $500 million and Deal Size < $500 million).

Notes on slide 12 - Enhancing Treasury Solutions capabilities
1. Cash Management includes Trade Fees. Cards includes Sponsorship Management. Excludes Standby Letters of Credit not included in Treasury Solutions prior to 2016.
2. Global Finance awarded Citizens Bank 2019 Best Treasury and Cash Management provider for the Northeast, Mid-Atlantic, and Midwest regions.

Notes on slide 13 - Continued prudent credit discipline and portfolio management
1. Source: Company data. Portfolio balances and credit quality data as of March 31, 2020, as applicable.
2. Risk ratings represent bond-equivalent ratings of borrowers based on CFG's internal probability of default risk ratings. Bond equivalent risk-ratings represent updated probability of loss given default parameters for credit grade

Citizens Financial Group, Inc.™
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